American Century Capital Portfolios, Inc. Statement of Additional Information Supplement AC Alternatives® Income Fund AC Alternatives® Long Short Fund
Supplement dated August 1, 2018 ■ Statement of Additional Information dated March 1, 2018 (as amended June 1, 2018)

Effective August 1, 2018, Bain Capital Credit, LP ("BCC") is replaced by BCSF Advisors, LP, a subsidiary of BCC, as a subadvisor to the AC Alternatives Income Fund. Accordingly, all references in the statement of additional information to "Bain Capital Credit, LP" or "Bain Capital Credit" are hereby replaced with "BCSF Advisors, LP" and "BCSF Advisors", respectively.

The following replaces the second bullet under Underlying Subadvisors on page 45 of the Statement of Additional Information.

•	BCSF Advisors, LP is a subsidiary of Bain Capital Credit, LP. Bain Capital Credit's ultimate owner is Bain Holdings, LP. The limited partners of Bain Capital Holdings, LP are its managing directors.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-94356 1808